UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2013

DECISIONPOINT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54200	37-1644635
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8697 Research Drive
Irvine, CA 92618
(Address of principal executive offices) (Zip code)

(949) 465-0065
(Registrant's telephone number, including area code)

 Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2013, Maydan Rothblum resigned as a director of DecisionPoint Systems, Inc. (the “Company”). Mr. Rothblum , who had been nominated to the board of directors by Sigma Opportunity Fund II, LLC (“Sigma Opportunity Fund”), resigned in connection with the private sale to third party accredited investors by Sigma Opportunity Fund of 765,353 shares of common stock of the Company, and the private sale to third party accredited investors by Sigma Capital Advisors, LLC (an affiliate of Sigma Opportunity Fund) of 25,000 shares of the Company’s common stock. The Company paid the legal fees of Sigma Opportunity Fund and Sigma Capital Advisors, LLC, and broker commissions, in connection with the sales.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECISIONPOINT SYSTEMS, INC.

Dated: February 11, 2013	By:	/s/ Nicholas Toms
Name: Nicholas Toms
Title: Chief Executive Officer

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